UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2009

DexCom, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-51222	33-0857544
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive
San Diego, CA 92121	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858)-200-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 30, 2009, DexCom, Inc. (“DexCom”) entered into a common stock purchase agreement (the “Purchase Agreement”) with Piper Jaffray & Co. (the “Underwriter”). The Purchase Agreement provides for the sale to the Underwriter of an aggregate of 15,994,000 shares of DexCom common stock, par value $0.001 per share. 15,844,000 of these shares of DexCom common stock are being offered at a price to the public of $3.00 per share. Terrance H. Gregg, DexCom’s President and Chief Executive Officer, has agreed to purchase the remaining 150,000 shares at a price per share of $3.12, which represents the last reported bid price on the NASDAQ Global Market of DexCom’s common stock on January 29, 2009. The shares are being offered and sold under a prospectus supplement that will be filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, (the “Act”) in connection with an offering pursuant to DexCom’s shelf registration statement on Form S-3 (File Number 333-155391) (the “Initial Registration Statement”), and a registration statement on Form S-3 (File Number 333-157024) filed with the Commission pursuant to Rule 462(b) under the Act (together with the Initial Registration Statement, the “Registration Statement”). The offering is expected to settle on February 4, 2009.

The above description of the Purchase Agreement is qualified in its entirety by the Purchase Agreement, which is attached to this report as Exhibit 1.01 and which is incorporated by reference into the Registration Statement.

Item 8.01	Other Events.

In connection with the offering, DexCom is filing a legal opinion and consent as Exhibit 5.01 and Exhibit 23.01 to this Report, which are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit

1.01	Purchase Agreement, dated as of January 30, 2009, between DexCom, Inc. and Piper Jaffray & Co.

5.01	Opinion of Fenwick & West LLP regarding the legality of the shares offered

23.01	Consent of Fenwick & West LLP (included in Exhibit 5.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

Date: January 30, 2009	By:	/s/ Steven R. Pacelli
	Name:	Steven R. Pacelli
	Title:	Chief Administrative Officer

Exhibit Index

Exhibit Number	Description of Exhibit

1.01	Purchase Agreement, dated as of January 30, 2009, between DexCom, Inc. and Piper Jaffray & Co.

5.01	Opinion of Fenwick & West LLP regarding the legality of the shares offered

23.01	Consent of Fenwick & West LLP (included in Exhibit 5.01)